UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2008
COMMUNITY BANCORP
(Exact name of registrant as specified in its charter)

Nevada	000-51044	01-0668846
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

400 South 4th Street, Suite 215, Las Vegas, Nevada	89101
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (702) 878-0700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD
Item 7.01 Regulation FD Disclosure
     In a press release issued on July 28, 2008, Community Bancorp announced that its Chairman of the Board, President and Chief Executive Officer, Edward M. Jamison, and Executive Vice President and Chief Financial Officer, Patrick Hartman, will present at the Keefe, Bruyette & Woods Ninth Annual Community Bank Investor Conference. The conference will take place in New York, NY on June 29 — July 30, 2008.
     A copy of the presentation will be available on July 29, 2008 through the Investors page of the Company’s website at www.community-bancorp.com. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (a) Not applicable.
     (b) Not applicable.
     (c) Not applicable.
     (d) The following exhibits are included with this Report:

Exhibit
Number	Description

99.1	Press release dated July 28, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANCORP (Registrant)

Date: July 29, 2008
/s/Edward M. Jamison Edward M. Jamison, President, Chief
Executive Officer and Chairman of the Board

EXHIBIT INDEX

Exhibit No.	Description

99.1	Community Bancorp Press Release